UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

JANUARY 30, 2025
Date of Report (date of earliest event reported)
Beyond, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-41850	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

433 W. Ascension Way, 3rd Floor
Murray, Utah 84123
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BYON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On February 3, 2025, Beyond, Inc. (the “Company”) issued a press release announcing that the Company entered into an asset purchase agreement on January 30, 2025 with BBBY Acquisition Co. LLC (“BBBY”) to acquire BBBY’s rights in the Buy Buy Baby brand, as well as assets, data, information and content related to the associated Buy Buy Baby website, as described in Item 8.01 below.

A copy of the press release is furnished with this report as Exhibit 99.1.

Item 8.01 Other Events

On January 30, 2025, the Company entered into an asset purchase agreement with BBBY to acquire BBBY’s rights in the Buy Buy Baby brand, as well as assets, information and content related to the associated Buy Buy Baby website, including trademarks, domain names, data, information, content, select contractual rights, and goodwill associated with the brand for a total purchase price of $5,000,000 payable at the closing of the transaction following a due diligence period. The Company will also pay a 1.0% revenue share on e-commerce sales and 0.5% on brick-and-mortar store sales generated by the Company, its affiliates, and its licensees and franchisees in connection with the sale of merchandise at Buy Buy Baby branded stores and e-commerce platforms, as well as the sale of Buy Buy Baby branded merchandise at other stores or on other e-commerce platforms, beginning in 2026.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding expectations with respect to timing and execution of the closing to acquire the Buy Buy Baby brand and related intellectual property, ultimate terms of the purchase of the Buy Buy Baby brand and related intellectual property, including price and scope of intellectual property acquired, and any impacts resulting from the transaction; they also include statements regarding the expansion of token offerings, future dividends, revenue shares, and offerings, future blockchain efforts, record keeping and the scope of such, and anticipated results and opportunities relating to the same. Actual results could differ materially for a variety of known and unknown risks, uncertainties, and other important factors, including those found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2024, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, which was filed with the SEC on October 25, 2024, and in the Company’s subsequent filings with the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated February 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Furnished

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND, INC.

By:	/s/ Adrianne Lee
Adrianne Lee
Chief Financial and Administrative Officer
Date:	February 3, 2025

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